SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549


                           FORM 8-K/A

                         CURRENT REPORT



             Pursuant to Section 13 or 15(d) of the
                Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):   July 10, 1997


                BEDFORD PROPERTY INVESTORS, INC.
     (Exact name of Registrant as specified in its charter)



Maryland                         1-12222                     68-0306514
(State or other               (Commission              (I.R.S. Employer
jurisdiction of               File Number)          Identification No.)
incorporation)



       270 Lafayette Circle, Lafayette, California  94549
            (Address of principal executive offices)


Registrant telephone number, including area code:  (510) 283-8910









The undersigned Registrant hereby amends its Report on Form 8-K, filed July 23, 1997, as follows:

Item 5.  Other Events

        On January 15, 1997, Bedford Property Investors, Inc. (the Company) acquired 6500 Kaiser Drive, a 78,611 square foot research and development building located in Fremont, California from AB REO IV, L.L.C. for $7,845,000. On March 12, 1997, the Company acquired Executive Center at South Bank, a seven-building, 140,157 square foot office complex in Phoenix, Arizona, from Robertson Stephens Commercial Property Fund, L.L.C. for $11,900,000. On March 14, 1997, the Company acquired Bedford Fremont Business Center, a five-building, 146,509 square foot service flex/office complex in Fremont, California, from Metropolitan Life Insurance Company for $12,400,000. On May 8, 1997, the Company acquired Spinnaker Court, a 98,500 square foot research and development/manufacturing building located in Fremont, California, from T. G. Exchange, Inc. for $8,400,000. On May 9, 1997, the Company acquired U.S. Bank Centre, a 104,324 square foot, five-story office building in Reno, Nevada, from Duffel Financial and Construction Company for $12,175,000. On May 29, 1997, the Company acquired the 9737 Great Hills Trail Building, a three-story 82,680 square foot suburban office building in Austin, Texas, from R. S. Property Fund I, L.P. for $9,650,000. On June 4, 1997, the Company acquired the Troika Building, a 52,000 square foot office building in Tucson, Arizona, from Metropolitan Life Insurance Company for $3,900,000. On June 19, 1997, the Company acquired 2277 Pine View Way, a 120,480 square foot research and development facility in Petaluma, California, from MIP Properties, Inc. for $8,800,000. On June 27, 1997, the Company acquired Scripps Wateridge Corporate Center, a two-building 123,853 square foot office complex in San Diego, California, from Scripps Wateridge Property Limited Partnership for $17,000,000. The purchase included an adjacent parcel of land on which the Company plans to develop a 25,000 square foot office building. On July 10, 1997, the Company acquired Orillia Office Park, a five-building, 334,255 square foot suburban office complex in Renton, Washington, from David Sabey and Sandra Sabey for $32,500,000. On July 15, 1997, the Company acquired 2601 West Broadway, a 44,244 square foot research and development building in Tempe, Arizona, from First Exchange of Arizona f/b/o Broadway Hi-Tech 84 for $3,420,000. On July 22, 1997, the Company acquired Phoenix Airport Center, a five-building, 213,854 square foot office complex in Phoenix, Arizona, from Sky Harbor Associates, an Arizona joint venture, for $19,100,000.

        The acquisitions in 1997 were financed with borrowing from the Company's credit facility with Bank of America, except for the purchase of Executive Center at South Bank and Bedford Fremont Business Center which were financed with proceeds from the common stock offering which was completed on February 12, 1997, and the purchase of U.S. Bank Centre which was financed in part through the assumption of an $8,914,000 mortgage and in part with borrowings from the Company's credit facility.





Item 7.  Financial Statements, Pro Forma Financial Information and
Exhibits:

        The registrant hereby amends Item 7 by deleting sub parts (a) and (b) in their entirety and replacing such sections with:

        (a)  Financial Statements
             The Historical Summary of Gross Income and Direct Operating Expenses of Orillia Office Park for the year ended December 31, 1996 (see Attachment A) and the Combined Historical Summary of Gross Income and Direct Operating Expenses of Executive Center at South Bank, Bedford Fremont Business Center, U. S. Bank Centre, Scripps Wateridge Corporate Center, and Phoenix Airport Center for the Year Ended December 31, 1996 (see Attachment B).

        (b)  Pro forma Financial Information
             The pro forma consolidated balance sheet as of June 30, 1997 and pro forma consolidated income statements for the six months ended June 30, 1997 and the year ended December 31, 1996, showing the effect of the acquisitions of Laguna Hills Square, Westech Business Center, 100 View Street, Fourier Avenue, Lenexa land, Lundy Avenue, Phoenix land, Kenyon Center, 115 Mason Circle, 47600 Westinghouse Drive, Napa Valley Corporate Way, Carroll Tech Center, 47633 Westinghouse Drive, Westinghouse land, Vista Buildings 1 and 2, Napa lots 10A and 12J and K, Doherty Avenue, O'Toole Business Center, Panorama Business Center, Signal Systems Building, 6500 Kaiser Drive, Executive Center at South Bank, Bedford
             Fremont Business Center, Spinnaker Court, U.S. Bank Centre, 9737 Great Hills Trail Building, Troika Building, 2277 Pine View Way, Scripps Wateridge Corporate Center, Orillia Office Park, 2601 West Broadway, and Phoenix Airport Center and the sales of St. Paul East and West, 1000 Town Center and
             Mariner Court (see Attachment C).

        (c)  Exhibit
             23.1   Consent of KPMG Peat Marwick LLP












        SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                       BEDFORD PROPERTY INVESTORS, INC.



                           By: /s/ Scott R. Whitney
                               Scott R. Whitney
                               Senior Vice President and
                               Chief Financial Officer


Date: September 19, 1997

                          Attachment A

                      Orillia Office Park

             HISTORICAL SUMMARY OF GROSS INCOME AND
                   DIRECT OPERATING EXPENSES

                  Year Ended December 31, 1996



                            CONTENTS

Independent Auditors' Report                              1

Historical Summary of Gross
 Income and Direct Operating Expenses                     2

Notes to Historical Summary of
 Gross Income and Direct Operating Expenses               2-3

                  Independent Auditors' Report


The Board of Directors
Bedford Property Investors, Inc.:



We have audited the accompanying historical summary of gross income and direct operating expenses (the Summary) of Orillia Office Park (the Property) for the year ended December 31, 1996. The Summary is the responsibility of management. Our responsibility is to express an opinion on the Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall Summary presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Summary was prepared to comply with the rules and regulations of the Securities and Exchange Commission and excludes certain expenses, described in note A, that would not be comparable to those resulting from the proposed future operations of the Property.

In our opinion, the Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses, exclusive of expenses described in note A, of the Property for the year ended December 31, 1996, in conformity with generally accepted accounting principles.



                                   KPMG Peat Marwick LLP

San Francisco, California
August 1, 1997

                      Orillia Office Park

               Historical Summary of Gross Income
                 and Direct Operating Expenses

                  Year Ended December 31, 1996

        Gross income:
                   Rental income                   $ 3,593,241

        Direct operating expenses:
                   Repairs and maintenance               8,381
                   Insurance                             7,620
                   Administrative                       10,257
                                                        26,258
                          Operating income         $ 3,566,983


Notes to Historical Summary of Gross Income and Direct Operating
Expenses

A.      Property and Basis of Accounting

        The historical summary of gross income and direct operating expenses has been prepared in accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission and relates to the operations of Orillia Office Park (the Property).

        In accordance with Rule 3-14, direct operating expenses are presented exclusive of depreciation, interest, management fees and income taxes as these expenses would not be comparable to the proposed future operations of the property.

        Certain property operating expenses, including property taxes, are paid directly by the tenant.

        Rental income of the Property is recognized on a straight line basis over the term of the related leases. For 1996, rental income on a straight-line basis was equal to contractual income.

B. Leases

   Minimum future rents of the Property as of December 31, 1996 are as follows (in thousands):


           1997                                     $   3,203
           1998                                         3,125
           1999                                         3,125
           2000                                         3,446
           2001                                         3,510
           Thereafter                                   8,273
                                                    $  24,682

C. Estimated Taxable Operating Results and Cash to be Made Available by Operations (unaudited)

        Pro forma cash available from operations and pro forma taxable income for 1996 are shown below. Pro forma taxable operating results are derived by deducting depreciation over 39 years; however, Bedford Property Investors, Inc., as a Real Estate Investment Trust (REIT), intends to pay dividends in amounts that exceed taxable income and, therefore, will pay no taxes. Dividends paid to the REIT shareholders are classified as return of capital, dividend income or capital gains.

           Revenues                                $3,593,241
           Operating expenses                          26,258
           Pro forma cash available from
              operations                            3,566,983
           Depreciation expense                       589,110

                 Pro forma taxable income          $2,977,873

                          Attachment B

Executive Center at South Bank, Bedford Fremont Business Center,
U.S. Bank Centre, Scripps Wateridge Corporate Center and Phoenix
                         Airport Center

        COMBINED HISTORICAL SUMMARY OF GROSS INCOME AND
                   DIRECT OPERATING EXPENSES

                  Year Ended December 31, 1996



                            CONTENTS

Independent Auditors' Report                              1

Combined Historical Summary of Gross
 Income and Direct Operating Expenses                     2

Notes to Combined Historical Summary of
 Gross Income and Direct Operating Expenses               2-3

                  Independent Auditors' Report


The Board of Directors
Bedford Property Investors, Inc.:



We have audited the accompanying combined historical summary of gross income and direct operating expenses (the Summary) of Executive Center at South Bank, Bedford Fremont Business Center, U.S. Bank Centre, Scripps Wateridge Corporate Center and Phoenix Airport Center (the Properties) for the year ended December 31, 1996. The Summary is the responsibility of management. Our responsibility is to express an opinion on the Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall Summary presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Summary was prepared to comply with the rules and regulations of the Securities and Exchange Commission and excludes certain expenses, described in note A, that would not be comparable to those resulting from the proposed future operations of the Properties.

In our opinion, the Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses, exclusive of expenses described in note A, of the Properties for the year ended December 31, 1996, in conformity with generally accepted accounting principles.



                                     KPMG Peat Marwick LLP

San Francisco, California
August 1, 1997

Executive Center at South Bank, Bedford Fremont Business Center,
U.S. Bank Centre, Scripps Wateridge Corporate Center, and Phoenix
                         Airport Center

          Combined Historical Summary of Gross Income and Direct Operating Expenses

                  Year Ended December 31, 1996

        Gross income:
                   Rental income                   $ 5,912,462
                   Common are reimbursement            843,436
                   Other                                62,058
                                                     6,817,956
        Direct operating expenses:
                   Real property tax                   642,460
                   Repairs and maintenance             709,471
                   Utilities                           319,310
                   Insurance                            86,453
                   Administrative                      185,601
                   Miscellaneous                        73,092
                                                     2,016,387
                          Operating income         $ 4,801,569


Notes to Combined Historical Summary of Gross Income and Direct
Operating Expenses

A.      Property and Basis of Accounting

        The combined historical summary of gross income and direct operating expenses has been prepared in accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission and relates to the operations of Executive Center at South Bank, Bedford Fremont Business Center, U.S. Bank Centre, Scripps Wateridge Corporate Center and Phoenix Airport Center (the Properties).

        In accordance with Rule 3-14, direct operating expenses are presented exclusive of depreciation, interest, management fees and income taxes as these expenses would not be comparable to the proposed future operations of the property.

        The acquisition of the Properties may result in new valuations for purposes of determining future property tax assessments.



        Rental income of the Properties is recognized on a straight-line basis over the term of the related leases. For 1996, aggregate rental income on a straight-line basis exceeded contractual rentals by $309,405.

B.      Leases

        Minimum future rents of the Properties as of December
        31, 1996 are as follows (in thousands):


           1997                                     $   6,467
           1998                                         6,270
           1999                                         5,746
           2000                                         4,357
           2001                                         2,891
           Thereafter                                   4,315
                                                    $  30,046

        The minimum future rents shown above do not include tenants obligations for reimbursement of operating expenses, insurance and real estate taxes.

C. Estimated Taxable Operating Results and Cash to be Made Available by Operations (unaudited)

        Pro forma cash available from operations and pro forma taxable income for 1996 are shown below. Pro forma taxable operating results are derived by deducting depreciation over 39 years; however, Bedford Property Investors, Inc., as a Real Estate Investment Trust (REIT), intends to pay dividends in amounts that exceed taxable income and, therefore, will pay no taxes. Dividends paid to the REIT shareholders are classified as return of capital, dividend income or capital gains.

           Revenues (1)                            $6,508,551
           Operating expenses                       2,016,387
           Pro forma cash available from
              operations                            4,492,164
           Depreciation expense                     1,322,463

                 Pro forma taxable income         $ 3,169,701

(1) Excludes $309,405 which represents the excess of aggregate straight-line rents over rental income on a contractual basis.

                          Attachment C

The pro forma financial information is presented for illustrative purposes only and is not necessarily indicative of operating results or financial position that would have been achieved if the transactions described in the footnotes had been consummated as of the beginning of the periods presented, nor are they necessarily indicative of the future operating results or financial position of the Company. These statements should be read in conjunction with the financial statements and accompanying notes included in the Company's Forms 10-K and 10-Q.


                BEDFORD PROPERTY INVESTORS, INC.
              PRO FORMA CONSOLIDATED BALANCE SHEET
                AS OF JUNE 30, 1997 (Unaudited)
       (in thousands, except share and per share amounts)

                                                Consolidated     Properties     Properties     Consolidated
                                                 Historical     Acquired (1)     Sold (2)        Pro Forma
ASSETS:
 Real estate investments:
  Industrial buildings                            $201,326       $   3,475      $   -             $204,801
  Office buildings                                  96,164          52,394          -              148,558
  Operating properties held for sale                20,767            -          (14,486)            6,281
  Industrial properties under development           10,304            -             -               10,304
                                                   328,561          55,869       (14,486)          369,944
  Less accumulated depreciation                      7,126            -           (1,199)            5,927
                                                   321,435          55,869       (13,287)          364,017
 Cash                                                1,075            -             -                1,075
 Other assets                                       10,180            -             (888)            9,292

                                                  $332,690       $  55,869      $(14,175)         $374,384

LIABILITIES AND STOCKHOLDERS' EQUITY:
 Bank loan payable                                $ 58,350       $  54,937      $(25,144)         $ 88,143
 Mortgage loans payable                             60,584            -             -               60,584
 Accounts payable and accrued expenses               4,531             922           386             5,839
 Dividend and distributions payable                  4,163            -             -                4,163
 Other liabilities                                   3,525              10          (205)            3,330

  Total liabilities                                131,153          55,869       (24,963)          162,059

Redeemable preferred stock:
  Series A convertible preferred stock, par value
  $0.01 per share; authorized 10,000,000 shares;
  issued and outstanding 8,333,334 shares;
  aggregate redemption amount $50,000; aggregate
  liquidation preference $52,500.                   50,000            -             -               50,000

Minority interest in consolidated partnership        1,497            -             -                1,497

Common stock and other stockholders' equity:
  Common stock, par value $0.02 per share;
     authorized 50,000,000 shares; issued
     and outstanding 11,155,950 shares                 223                                             223
   Additional paid-in capital                      223,454                                         223,454
   Accumulated losses and distributions
     in excess of net income                       (73,637)           -           10,788           (62,849)

     Total common  stock
           and other stockholders' equity          150,040            -           10,788           160,828

     Total liabilities and stockholders' equity   $332,690        $ 55,869      $(14,175)         $374,384

See accompanying notes to pro forma financial statements.

                BEDFORD PROPERTY INVESTORS, INC.
           PRO FORMA CONSOLIDATED STATEMENT OF INCOME
             FOR THE SIX MONTHS ENDED JUNE 30, 1997
                           (Unaudited)
       (in thousands, except share and per share amounts)

                                                    Consolidated    Properties    Properties    Pro Forma      Pro Forma
                                                     Historical     Acquired (3)   Sold (4)     Adjustments   Consolidated

Property operations:
  Rental income                                        $19,683         $5,476      $(1,960)                      $23,199
  Rental expenses:
     Operating expenses                                  3,023            789         (582)                        3,230
     Real estate taxes                                   1,715            444         (131)                        2,028
     Depreciation and amortization                       2,374            895         (227)                        3,042

Income from property operations                         12,571          3,348       (1,020)                       14,899

General and administrative expenses                     (1,117)          -            -                           (1,117)
Interest income                                            144           -            -                              144
Interest expense                                        (3,032)          -            -          (2,790) (5)      (5,822)

Income before minority interest and
   gain on sale                                          8,566          3,348       (1,020)      (2,790)           8,104

Gain on sale of real estate
   investments                                            -              -          10,595                        10,595
Minority interest                                          (51)          -            -            -                 (51)


Net income                                             $ 8,515         $3,348     $  9,575       (2,790)         $18,648


Net income applicable to common
   stockholders*                                       $ 6,265         $3,348     $  9,575       (2,790)         $16,398

Primary earnings per common and
   common equivalent share                             $  0.61                                                   $  1.45

Primary weighted average number of
   common and common
   equivalent shares                                10,243,123                                                11,330,584 (6)

Earnings per common share - assuming
   full dilution                                       $  0.59                                                   $  1.19

Weighted average number of common
   shares - assuming full dilution                  14,546,136                                                15,633,597 (6)

* Reflects reduction for quarterly dividends of $1,125 on the $50,000 Series A convertible preferred stock.
See accompanying notes to pro forma financial statements.

                BEDFORD PROPERTY INVESTORS, INC.
           PRO FORMA CONSOLIDATED STATEMENT OF INCOME
              FOR THE YEAR ENDED DECEMBER 31, 1996
                          (Unaudited)
       (in thousands, except share and per share amounts)

                                                   Consolidated      Properties    Properties      Pro Forma       Pro Forma
                                                    Historical      Acquired (7)    Sold (8)      Adjustments    Consolidated


Property operations:
      Rental income                                   $27,541          $22,610      $(5,354)            -               $44,797
      Rental expenses:
        Operating expenses                              5,352            3,067       (1,603)            -                 6,816
        Real estate taxes                               2,595            2,096         (605)            -                 4,086
        Depreciation and amortization                   3,030            3,342         (611)            -                 5,761

Income from property operations                        16,564           14,105       (2,535)            -                28,134

General and administrative expenses                    (1,752)            -            -                -                (1,752)
Interest income                                           150             -            -                -                   150
Interest expense                                       (4,347)            -            -              (8,185) (9)       (12,532)

Income before minority interest and gain on sale       10,615           14,105       (2,535)          (8,185)            14,000

Gain on sale of real estate investments                   406             -          10,255             -                10,661

Minority interest                                        -                -            -                (106) (10)         (106)

Net income                                            $11,021          $14,105      $ 7,720         $ (8,291)           $24,555

Net income applicable to common stockholders         $  6,516 *        $14,105      $ 7,720         $ (8,291)           $20,050

Primary earnings per common and common
      equivalent share                               $   1.18 **                                                        $  1.79

Primary weighted average number of common
      and common equivalent shares                  5,531,438 **                                                     11,175,123 (11)

Earnings per common share - assuming
      full dilution                                  $   1.13 **                                                        $  1.59

Weighted average number of common shares -
      assuming full dilution                        9,765,303 **                                                     15,513,100 (11)

*     Reflects dividends and distributions of $4,505.
**    Reflects the one-for-two reverse stock split effective March 29, 1996.

See accompanying notes to pro forma financial statements.

                BEDFORD PROPERTY INVESTORS, INC.
            NOTES TO PRO FORMA FINANCIAL STATEMENTS

PRO FORMA CONSOLIDATED BALANCE SHEET AS OF JUNE 30, 1997

(1) The unaudited pro forma consolidated balance sheet reflects the acquisition of (i) Orillia Office Park located in Renton, Washington, (ii) 2601 West Broadway located in Tempe, Arizona, and
     (iii) Phoenix Airport Center located in Phoenix, Arizona as if such acquisitions had occurred on June 30, 1997. The Company acquired Orillia Office Park on July 10, 1997, 2601 West Broadway on July 15, 1997, and Phoenix Airport Center on July 22, 1997.

     The combining balance sheet for these acquisitions as of June 30, 1997 is as follows (in thousands):

                                                                          Phoenix
                                             Orillia       2601 West      Airport
                                           Office Park      Broadway       Center           Total
         Assets:
         Real estate investment:
           Industrial buildings               $  -           $3,475        $  -           $  3,475
           Office buildings                    32,996          -            19,398          52,394

                                              $32,996        $3,475        $19,398        $ 55,869

         Liabilities and stockholders'
          equity:
           Bank loan payable                  $32,508        $3,394        $19,035        $ 54,937
           Accounts payable and
            accrued expenses                      488            77            357             922
           Other liabilities                     -                4              6              10

            Total liabilities                 $32,996        $3,475        $19,398        $ 55,869


      Consolidated pro forma real estate investments as of June 30, 1997 include capitalized fees of $825,300 paid by the Company to Bedford Acquisitions, Inc. (BAI or Bedford Acquisitions), a corporation wholly owned by Mr. Bedford, in connection with the Company's acquisition of Orillia Office Park, 2601 West Broadway and Phoenix Airport Center.

(2) The unaudited pro forma consolidated balance sheet reflects the sale of 1000 Town Center and Mariner Court as if such transaction had occurred on June 30, 1997. The Company sold these properties on July 31, 1997. The proceeds of the sale, net of a sale commission of $386,500 payable to BAI, were used to pay down the credit facility.


PROFORMA CONSOLIDATED STATEMENT OF INCOME FOR THE SIX MONTHS ENDED
JUNE 30, 1997

(3) The unaudited pro forma consolidated statement of income reflects the property acquisitions through July 31, 1997 as if they had occurred on January 1, 1997. The Company acquired (i) 6500 Kaiser Drive on January 15, 1997, (ii) Executive Center at South Bank on March 12, 1997, (iii) Bedford Fremont Business Center on March 14, 1997, (iv) Spinnaker Court on May 8, 1997, (v) U.S. Bank Centre on May 9, 1997, (vi) Great Hills Trail Building on May 29, 1997,
      (vii) Troika Building on June 4, 1997, (viii) 2277 Pine View Way on June 19, 1997, (ix) Scripps Wateridge Corporate Center on June 27, 1997, (x) Orillia Office Park on July 10, 1997, (xi) 2601 West Broadway on July 15, 1997, and (xii) Phoenix Airport Center on July 22, 1997.






   The combining historical statement of income for the period from January 1, 1997 through the date of acquisition for the properties acquired from January 1 through June 30, 1997 is as follows (in thousands):

                                                                 Bedford
                                                                 Fremont                                    Great      Subtotal
                                     6500 Kaiser  Exec. Center  Business      Spinnaker     U. S. Bank   Hills Trail   carried
                                         Drive     South Bank    Center          Court        Centre      Building     forward

   Rental income                          $30         $295        $324            $352         $634         $311       $1,946
   Rental expenses:
      Operating expenses                    3           66          52              40          166           31          358
      Real estate taxes                     6           29          28              46           37           61          207
      Depreciation and amortization         -           26          33              44           76           65          244

   Income from property operations        $21         $174        $211            $222         $355         $154       $1,137

                                                                                                        Total
                                                                                                      properties
                                       Subtotal                                      Scripps       acquired from
                                        brought          Troika        2277 Pine    Wateridge      Jan. 1 through
                                        forward         Building       View Way     Corp. Ctr.     June 30, 1997

   Rental income                        $1,946            $291            $309         $149            $2,695
   Rental expenses:
      Operating expenses                   358              44              27           53               482
      Real estate taxes                    207              51              29           39               326
      Depreciation and amortization        244              24              66          129               463

   Income from property operations      $1,137            $172            $187         $(72)           $1,424



   The combining historical statement of income for the first six months of 1997 for properties acquired after June 30, 1997 and the statement summarizing all the acquisitions are as follows (in thousands):

                                                                                       Total       Total properties
                                        Orillia                         Phoenix      properties      acquired from        Total
                                        Office        2601 West         Airport    acquired after   Jan. 1 through     properties
                                         Park         Broadway           Center    June 30, 1997    June 30, 1997       acquired

   Rental income                        $1,796          $108              $877          $2,781          $2,695           $5,476
   Rental expenses:
      Operating expenses                    49            20               238             307             482              789
      Real estate taxes                   -               24                94             118             326              444
      Depreciation and amortization        255            26               151             432             463              895

   Income from property operations      $1,492           $38              $394          $1,924          $1,424           $3,348


      The pro forma amounts are generally based on historical data.
      Depreciation and amortization expense is calculated   on a
      pro forma basis, based on acquisition costs. Incremental costs of managing the acquired properties are reflected in the property operating expenses.

(4) The unaudited pro forma consolidated statement of income reflects the elimination of the actual results of the operations of 1000 Town Center and Mariner Court from January 1 through June 30, 1997. The statement also reflects the gain on the sale as if the sale had occurred on January 1, 1997. The Company sold 1000 Town Center and Mariner Court on July 31, 1997.

(5) The unaudited pro forma consolidated statement of income reflects the effects of the sale of 4,600,000 shares of common stock at $17.375 per share and the assumption of the mortgage loan of $8,914,000 as if they had occurred on January 1, 1997. Net proceeds from the common stock sale and the sale of 1000 Town Center and Mariner Court; borrowings of $42,000,000 on the credit facility; and the assumption of the $8,914,000 mortgage were utilized to finance the Company's acquisition of real estate investments during the first six months of 1997. The sale of 4,600,000 shares of common stock was completed on February 12, 1997. The acquisition of U.S. Bank Centre was financed with borrowings from the credit facility and the assumption of the $8,914,000 mortgage on May 9, 1997.

      The pro forma consolidated interest expense consists of the amortization of loan fees (including fees incurred for the amendment and expansion of the credit facility to $150,000,000) and interest expense incurred on borrowings on the credit facility and the mortgage loans.

(6) The weighted average number of shares outstanding shown on the proforma consolidated statement of income reflects the sale of 4,600,000 shares of common stock as if it had occurred on January 1, 1997.

PRO FORMA CONSOLIDATED STATEMENT OF INCOME FOR THE YEAR ENDED DECEMBER
31, 1996

(7) The unaudited pro forma consolidated statement of income reflects the property acquisitions in 1996 as if they had occurred on January 1, 1996. The Company acquired (i) Laguna Hills Square on March 27, 1996, (ii) Westech Business Center on April 15, 1996,
      (iii) 100 View Street on May 3, 1996, (iv) Fourier Avenue on May 30, 1996, (v) Lenexa land on June 5, 1996 (vi) Lundy Avenue on July 9, 1996, (vii) Phoenix land on July 31, 1996, (viii) Kenyon Center, 115 Mason Circle and 47600 Westinghouse Drive on September 5, 1996, (ix) Napa Valley Corporate Way on September 19, 1996, (x) Carroll Tech Center on October 7, 1996, (xi) 47633 Westinghouse Drive and Westinghouse land on October 15, 1996,
      (xii) Vista Buildings 1 and 2 on October 17, 1996, (xiii) Napa lots 10A and 12J and K on December 10, 1996, (xiv) Doherty Avenue on December 17, 1996, (xv) O'Toole Business Center and Panorama Business Center on December 18, 1996, and (xvi) Signal Systems Building on December 31, 1996.

      The combining historical statement of income for the period from January 1, 1996 through the date of acquisition for these properties is as follows (in thousands):

                                                              Westech                                                    Subtotal
                                              Laguna Hills   Business    100 View    Fourier     Lenexa       Lundy      carried
                                                 Square       Center       Street    Avenue       Land       Avenue      forward

       Rental income . . . . . . . .           $   294         $374         $306      $434       $  -         $274       $1,682
       Rental expenses
          Operating expenses . . . .                74           63           83        21          -           34          275
          Real estate taxes. . . . .                 9           28           17        33          3           29          119
          Depreciation and amortization             20           33           23        65          -           24          165
       Income from property operations         $   191         $250         $183      $315       $ (3)        $187       $1,123

                                                                                                          860-870
                                             Subtotal                                         47600     Napa Valley  Subtotal
                                             brought     Phoenix     Kenyon   115 Mason   Westinghouse   Corporate   carried
                                             forward       Land      Center     Circle        Drive         Way      forward

        Rental income . . . . . . . .         $1,682      $  -        $788       $142          $119         $399      $3,130
        Rental expenses
           Operating expenses                    275         -          26         21            14           61         397
           Real estate taxes. . . . .            119         6          -          14            10           74         223
           Depreciation and amortization         165         -         107         13            16           52         353
        Income from property operations       $1,123      $ (6)       $655       $ 94          $ 79         $212      $2,157







                                                         47633
                                  Subtotal   Carroll    Westing-    Westing-      Vista           Napa      Subtotal
                                   brought     Tech      house       house       Buildings    Lots 10A and   carried
                                   forward    Center     Drive        Land        1 and 2        12J & K     forward

Rental income . . . . . . . .      $3,130     $ 823       $498       $    -         $415          $   -       $4,866
Rental expenses
 Operating expenses                   397        79         15            -           11              -          502
 Real estate taxes. . . . .           223        60         42           12           -              114         451
 Depreciation and amortization        353        84         57            -           70              -          564
Income from property operations    $2,157     $ 600       $384       $  (12)        $334          $ (114)     $3,349

                                                                                                          Total
                                         Subtotal                   O'Toole     Panorama     Signal      Properties
                                         brought      Doherty      Business     Business     Systems      Acquired
                                         forward      Avenue         Center      Center      Building      in 1996

        Rental income . . . . . . . .    $4,866        $521          $1,090       $699        $1,003        $8,179
        Rental expenses
          Operating expenses                502          33             153        147            57           892
          Real estate taxes. . . . .        451          55              91        113            99           809
          Depreciation and amortization     564          69             124         67           161           985
        Income from property operations  $3,349        $364          $  722       $372        $  686        $5,493

   The unaudited pro forma consolidated statement of income reflects the property acquisitions through July 31, 1997 as if they had occurred on January 1, 1996. The Company acquired (i) 6500 Kaiser Drive on January 15, 1997, (ii) Executive Center at South Bank on March 12, 1997, (iii) Bedford Fremont Business Center on March 14, 1997, (iv) Spinnaker Court on May 8, 1997, (v) U.S. Bank Centre on May 9, 1997, (vi) Great Hills Trail Building on May 29, 1997, (vii) Troika Building on June 4, 1997, (viii) 2277 Pine View Way on June 19, 1997, (ix) Scripps Wateridge Corporate Center on June 27, 1997, (x) Orillia Office Park on July 10, 1997, (xi) 2601 West Broadway on July 15, 1997, and (xii) Phoenix Airport Corporate Center on July 22, 1997.

   The combining historical statement of income for the twelve months of 1996 for these properties is as follows (in thousands):

                                                             Bedford                              Great
                                       6500      Executive   Fremont                  U.S.        Hills    Subtotal
                                      Kaiser     Center at   Business     Spinnaker   Bank        Trail    carried
                                       Drive     South Bank   Center        Court    Centre     Building   forward

   Rental income . . . . . . . .       $713        $1,417     $1,553        $994     $1,792       $757     $7,226
   Rental expenses
      Operating expenses                 66           320        251         113        471         75      1,296
      Real estate taxes. . . . .        138           138        132         129        105        149        791
      Depreciation and amortization     143           159        200         133        228        156      1,019
   Income from property operations     $366        $  800     $  970        $619     $  988       $377     $4,120

                                                                               Scripps
                                         Subtotal                              Wateridge       Orillia      Subtotal
                                         brought       Troika    2277 Pine     Corporate        Office      carried
                                         forward      Building   View Way        Center          Park       forward

   Rental income . . . . . . . .          $7,226        $680        $659         $ 303          $3,593      $12,461
   Rental expenses
      Operating expenses                   1,296         101          58           107              98        1,660
      Real estate taxes. . . . .             791         118          62            79            -           1,050
      Depreciation and amortization        1,019          59         157           258             511        2,004
   Income from property operations        $4,120        $402        $382         $(141)         $2,984      $ 7,747




                                                                                                      Total properties
                                                Subtotal                           Phoenix             acquired from
                                                brought            2601 West       Airport            January 1, 1997
                                                forward            Broadway        Center          through July 31, 1997

   Rental income . . . . . . . .                $12,461              $217          $1,753             $14,431
   Rental expenses
      Operating expenses                          1,660                40             475               2,175
      Real estate taxes. . . . .                  1,050                49             188               1,287
      Depreciation and amortization               2,004                52             301               2,357
   Income from property operations              $ 7,747              $ 76          $  789             $ 8,612

   The statement summarizing the operating results for the twelve months of 1996 for all of the above acquisitions is as follows
   (in thousands):

                                                  Total               Total Properties
                                                Properties                  Acquired            Total
                                                 Acquired             from Jan. 1, 1997      Properties
                                                 in 1996               to July 31, 1997       Acquired

   Rental income . . . . . . . . . . . .         $8,179                     $14,431           $22,610
   Rental expenses:
      Operating expenses . . . . . . . .            892                       2,175             3,067
      Real estate taxes. . . . . . . . .            809                       1,287             2,096
      Depreciation and amortization                 985                       2,357             3,342

   Income from property operations               $5,493                     $ 8,612           $14,105

   The pro forma amounts are generally based on historical data.
   Depreciation and amortization expense is calculated on a pro forma basis, based on acquisition costs. Incremental costs of managing the acquired properties are reflected in the property operating expenses.

(8) The unaudited pro forma consolidated statement of income reflects the elimination of the actual results of operations of St. Paul
      East and West from January 1, 1996 through the date of sale. The statement reflects the elimination of the actual results of operations of 1000 Town Center and Mariner Court from January 1,
      1996 to December 31, 1996. The statement also reflects the loss on the sale of St. Paul East and West, and gain on the sale of 1000 Town Center and Mariner Court as if the sales had occurred on January 1, 1996. The Company sold St. Paul East and West on
      December 31, 1996 and 1000 Town Center and Mariner Court on July
      31, 1997.

      The combining historical statement of income from January 1, 1996 through the date of sale for St. Paul East and West and for 1996 for 1000 Town Center and Mariner Court is as follows (in thousands):

                                                   St. Paul        1000      Mariner
                                                East and West   Town Center   Court       Total

   Rental income . . . . . . . . . . . .            $1,462         $2,057    $1,835       $5,354
   Rental expenses:
      Operating expenses . . . . . . . .               301            645       657        1,603
      Real estate taxes. . . . . . . . .               341            176        88          605
      Depreciation and amortization                     84            361       166          611
   Income from property operations . . .            $  736         $  875    $  924       $2,535

(9) The unaudited pro forma consolidated statement of income reflects the effects of the sale of 3,350,000 shares of common stock at $13.00 per share, the mortgage loan financings of $60,764,000 and the sale of the 4,600,000 shares of common stock at $17.375 per share as if they had occurred on January 1, 1996. Net proceeds from the sale of common stock; proceeds from the sales of St.
      Paul East and West, 1000 Town Center and Mariner Court; the mortgage loan financings; and borrowings of $45,000,000 on the credit facility were utilized to finance the Company's acquisitions of real estate investments during 1996 and 1997.
      The sales of the 3,350,000 shares and 4,600,000 shares of common stock were completed on April 24, 1996 and February 12, 1997, respectively; the mortgage loan financing from Prudential
      Insurance Company of America was completed on May 31, 1996;
      and the mortgage loan financing from Union Bank was completed on December 31, 1996. The acquisition of Doherty Avenue was financed with a $1,850,000 mortgage loan and the issuance of partnership units convertible to 108,495 shares of common stock. The acquisition of U.S. Bank Centre was financed with borrowings on the credit facility and the assumption of an $8,914,000 mortgage in May 1997.

      The pro forma consolidated interest expense consists of the amortization of loan fees incurred for the amendment and expansion of the credit facility to $150,000,000, amortization of loan fees incurred to secure the mortgage loans, and interest expense incurred on the mortgage loans and borrowings on the credit facility.

(10) Minority interest shown on the pro forma consolidated statement of income reflects the income allocated to the owners of the partnership units as if the units had been issued on January 1, 1996. The units were issued on December 17, 1996 in connection with the acquisition of Doherty Avenue.

(11) The weighted average number of shares outstanding shown on the pro forma consolidated statement of income reflects the sale of 3,350,000 shares and 4,600,000 shares of common stock as if the sales had occurred on January 1, 1996.

Exhibit 23.1

Consent of Independent Certified Public Accountants



The Board of Directors
Bedford Property Investors, Inc.:

We consent to the incorporation by reference in the registration
statements (No. 333-   and 333-    ) on Form S-3 and the related
prospectuses of Bedford Property Investors, Inc. of our reports dated August 1, 1997 with respect to the historical summary of gross income and direct operating expenses of Orillia Office Park for the year ended December 31, 1996 and the combined historical summary of gross income and direct operating expenses of Executive Center at South Bank, Bedford Fremont Business Center, U. S. Bank Centre, Scripps Wateridge
Corporate Center and Phoenix Airport Center for the year ended
December 31, 1996, which reports appear in the Form 8-K/A of Bedford Property Investors, Inc. filed on September 19, 1997.

                                           KPMG, Peat Marwick LLP
San Francisco, California
September 19, 1997